BLACKROCK FUNDS II

BlackRock Strategic Income Opportunities Portfolio

(the "Fund")

Supplement dated August 6, 2013
to the Prospectus and Statement of Additional Information, each dated April 30, 2013

Effective September 1, 2013, the following changes are made to the Fund's Prospectus:

Footnote 1 to the Fund's fee table relating to "Maximum Deferred Sales Charge (Load) Imposed on Purchases (as percentage of offering price)" for Investor A Shares in the section of the Prospectus entitled "Fund Overview — Key Facts about BlackRock Strategic Income Opportunities Portfolio — Fees and Expenses of the Fund" is deleted in its entirety and replaced with the following:

[1]	A contingent deferred sales charge ("CDSC") of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $500,000 or more.